Goldman Sachs Funds
INTERNET TOLLKEEPER FUNDSM
Semiannual Report June 30, 2002
Long-term growth of capital through companies that are strategically positioned to benefit from the expansion of the Internet.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND
Market Overview
Dear Shareholder,
During the six-month period under review, the equity market generated overall poor results. While there were pockets of opportunity they were few and far between.
An Economic Rebound
As the reporting period began, we were at the tail end of the first global recession in a decade. While it was initially assumed that the recession was triggered by the September 11 terrorist attacks, economic data pointed to the contraction beginning in March of 2001. However, as the period progressed there was mounting evidence that a global economic recovery was taking place. The U.S. gross domestic product (GDP) rose an estimated 5.6% during the first quarter of 2002, following a 1.7% increase in the fourth quarter of 2001.
Equities Post Poor Results
Despite positive economic news, the global equity markets performed poorly during the reporting period. Weak corporate profits, threats of terrorism, and unrest in the Middle East all took their toll on investor sentiment. In addition, a dark cloud hung over the market as accounting irregularities took center stage following the bankruptcies at Enron and Global Crossing. Throughout the period investors waited for the other shoe to drop, which occurred late in the period as WorldCom and Xerox admitted they had previously misstated profits.
All told, investors chose to believe that the prospects for the stock market were “half empty” rather than “half full.” This was evident in the United States, as the S&P 500 Index fell 13.16% during the six-month reporting period. The news was even worse in the technology-laden Nasdaq Composite Index, which dropped 24.98% during the same period. Overall, value stocks outperformed their growth stock counterparts, due largely to the weakness in the technology sector. During the reporting period the Russell 1000 Value Index returned –4.78%, while the Russell 1000 Growth Index declined 20.78%.
Given the fluctuation we’ve experienced in the markets we would encourage you to maintain your long-term perspective and to work closely with your financial adviser to ensure that your asset allocation strategy reflects your goals. As always, we appreciate your support and look forward to serving your investment needs in the years to come.
Sincerely,
David W. Blood Head, Goldman Sachs Asset Management
July 8, 2002
NOT FDIC-INSURED May Lose Value No Bank Guarantee

GOLDMAN SACHS INTERNET TOLLKEEPER FUND
What Differentiates Goldman Sachs Internet Tollkeeper Investment Process?
The Goldman Sachs Internet Tollkeeper Fund seeks to provide investors with a unique solution to investing in the Internet. The Fund invests in established growth companies that are strategically positioned to benefit long-term from the growth of the Internet by providing media/content, backbone/infrastructure, and services to Internet companies and Internet users.
Goldman Sachs’ Growth Equity Investment Process
1 STOCK SELECTION
Buy the business:
Make decisions with a view toward owning the business for decades to come
Buy high-quality growth businesses:
Long product life cycles Brand names Dominant market share Long-term sustainability of earnings
Buy at a discount to the business’ true value
2 PORTFOLIO CONSTRUCTION
Team Based:
Input from each team member
Continuous Scrutiny:
Daily review of market, industry and company developments
Low Turnover:
A buy-and-hold strategy
RESULT
Growth stock portfolios that: are strategically positioned for long-term growth are style and capitalization-consistent most investors would feel comfortable owning if the market closed for 10 years
This Strategy — Applied to the Internet:
Media/Content Backbone/Infrastructure Services Improved Business Model

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Fund Basics

as of June 30, 2002

Assets Under Management

$473.5 Million

Number of Holdings

34

NASDAQ SYMBOLS

Class A Shares

GITAX

Class B Shares

GITBX

Class C Shares

GITCX

Institutional Shares

GITIX

Service Shares

GITSX

PERFORMANCE REVIEW

January 1, 2002–June 30, 2002	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]	NASDAQ Composite Index[2]	Goldman Sachs Internet Index[2]
Class A	–36.92%	–13.16%	–24.98%	–29.94%
Class B	–37.19	–13.16	–24.98	–29.94
Class C	–37.19	–13.16	–24.98	–29.94
Institutional	–36.84	–13.16	–24.98	–29.94
Service	–37.01	–13.16	–24.98	–29.94

[1] *The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.*

[2] *The Indexes are unmanaged and do not reflect any fees or expenses. The S&P 500 and NASDAQ Composite Indexes reflect the reinvestment of dividends.*

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/02	Class A	Class B	Class C	Institutional	Service
One Year	–53.75%	–53.92%	–51.98%	–50.97%	–51.18%
Since Inception[3] (10/1/99)	–23.49	–23.38	–22.53	–21.62	–22.02

[3] *The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.*

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 6/30/02[4]

Holding	% of Total Net Assets	Line of Business
Viacom, Inc. Class B	7.3%	Entertainment
Microsoft Corp.	7.1	Computer Software
First Data Corp.	6.4	Information Services
Cendant Corp.	4.9	Hotel
QUALCOMM, Inc.	4.8	Wireless
AOL Time Warner, Inc.	4.5	Internet
The Charles Schwab Corp.	4.5	Security/Asset Management
Intuit, Inc.	4.5	Computer Software
Dell Computer Corp.	3.9	Computer Hardware
Sabre Holdings Corp.	3.9	Internet

[4] *The top 10 holdings may not be representative of the Fund's future investments.*

2

GOLDMAN SACHS INTERNET TOLLKEEPER FUND
Performance Overview
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Internet Tollkeeper FundSM during the six-month reporting period that ended June 30, 2002.
Performance Review
During the six-month period that ended June 30, 2002, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns of –36.92%, –37.19%, –37.19%, –36.84%, and –37.01%, respectively. These returns compare to the –29.94%, –24.98%, and –13.16% cumulative total returns of the Fund’s benchmarks, the Goldman Sachs Internet Index, Nasdaq Composite Index, and S&P 500 Index, respectively.
The threat of terrorism, profit warnings, and accounting irregularities have plagued the markets thus far in 2002. Additionally, the economy softened and consumer spending slowed at a time when corporate spending had not yet picked up. Already bruised and battered by the Enron debacle and a weak U.S. dollar, WorldCom’s announcement of fraudulent accounting practices sent shock waves throughout the market. Technology and Telecommunications stocks were the most severely impacted by the WorldCom meltdown. What’s more, the weak U.S. economy has made for a challenging advertising environment, which has caused the Media sector to come under short-term pressure as many momentum investors have shifted their assets to more defensive industries.
Portfolio Positioning
The Fund invests primarily in established growth businesses within the media and Internet sectors.
Portfolio Highlights
Several holdings in the Fund’s portfolio are positioned for a recovering advertising environment, including Clear Channel Communications, Inc., Viacom, Inc., and Univision Communications, Inc. These companies should benefit when a recovery in advertising occurs. As such, we anticipate holding these companies for the long term through up and down advertising cycles, and will opportunistically add to our position where appropriate. We do not believe that market timing or sector rotation will be successful over the long term. Rather, we seek to participate in the compounding growth of healthy businesses.
We seek to invest in companies that have characteristics such as dominant franchises, strong brand names, economies of scale, pricing power, and excellent management. If a company continues to operate within our expectations (even if the stock has declined significantly), we will continue to hold it because we recognize that the stock price in the short term may not move in lockstep with the increase in the worth of its business. We will base our decision on the risk/reward opportunity. In addition, we manage a well-diversified portfolio and mitigate the effect that any one company will have on the entire portfolio’s performance.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND
Intuit, Inc. — Intuit is the leading provider in the e-finance world with its financial software and Web-based services. Its products and services enable individuals, small businesses, and financial professionals to better manage their financial lives and businesses. Intuit, Inc. effectively leveraged its dominant franchise into pricing power when it raised the prices of Turbo Tax while the competition was offering similar products for free. The result — Intuit improved its market share in units and revenue.
QUALCOMM, Inc. — QUALCOMM, Inc. supplies a semiconductor chip that acts as the main processor, or the “brains,” of cellular phones in the CDMA (Code Division Multiple Access) industry, and the company maintains a dominant position in this area. We believe QUALCOMM, Inc. is poised to be a prime beneficiary as companies migrate to third generation (3G) wireless technology.
First Data Corp. — First Data Corp. is a leader in the financial industry because of its transaction processing ability. In addition, it owns Western Union, whose 150-year-old brand name is synonymous with electronic payments worldwide. As more business occurs over the Internet, we feel First Data Corp. will build out its franchise as the payment mechanism of choice.
Portfolio Outlook
There have been recent indications that point to a modest recovery in the growth of the U.S. economy. However, this has been in stark contrast to the continued decline in U.S. equities. A number of exogenous variables have been working against companies and, as such, they have not seen their intrinsic values recognized by investors. These variables include the unsettled geopolitical situation, corporate accounting fraud, and threats of domestic terrorism. In general, we believe U.S. economic growth should continue to be gradual, with corporate investment still lagging other areas of the economy. With interest rates at historically low levels, we expect business leaders to boost investment accordingly. As always, we will seek to invest in dominant franchise companies that we believe should come out of a recession with improved competitive positions. Additionally, strong operational leverage in these particular companies should lead to positive earnings performance as economic activity increases. Although there are factors that will continue to weigh on the market, going forward we anticipate that robust business growth will eventually be reflected in equity valuations.
We thank you for your investment and look forward to your continued confidence.
Goldman Sachs Growth Equity Management Team
July 8, 2002

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Performance Summary
June 30, 2002 (Unaudited)

The following graph shows the value as of June 30, 2002, of a $10,000 investment made on October 1, 1999 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%) of the Goldman Sachs Internet Tollkeeper Fund. For comparative purposes, the performance of the Fund’s benchmarks (S&P 500 Index, NASDAQ Composite Index and Goldman Sachs Internet Index) are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads.

Internet Tollkeeper Fund’s Lifetime Performance

Growth of a $10,000 Investment, with dividends reinvested, from October 1, 1999 to June 30, 2002.

Average Annual Total Return through June 30, 2002	Since Inception	One Year	Six Months(a)

Class A (commenced October 1, 1999)
Excluding sales charges	-21.91%	-51.08%	-36.92%
Including sales charges	-23.49%	-53.75%	-40.38%

Class B (commenced October 1, 1999)
Excluding contingent deferred sales charges	-22.53%	-51.49%	-37.19%
Including contingent deferred sales charges	-23.38%	-53.92%	-40.33%

Class C (commenced October 1, 1999)
Excluding contingent deferred sales charges	-22.53%	-51.49%	-37.19%
Including contingent deferred sales charges	-22.53%	-51.98%	-37.82%

Institutional Class (commenced October 1, 1999)	-21.62%	-50.97%	-36.84%

Service Class (commenced October 1, 1999)	-22.02%	-51.18%	-37.01%

(a)	Not annualized.

 GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Statement of Investments
June 30, 2002 (Unaudited)

Shares	Description	Value
Common Stocks – 98.1%

Computer Hardware – 9.1%
247,250	Avocent Corp.*	$3,936,220
852,200	Cisco Systems, Inc.*	11,888,190
709,300	Dell Computer Corp.*	18,541,102
1,152,600	EMC Corp.*	8,702,130

		43,067,642

Computer Software – 11.6%
428,070	Intuit, Inc.*	21,283,640
620,370	Microsoft Corp.*	33,574,425

		54,858,065

Consumer Staples – 1.1%
195,830	Energizer Holdings, Inc.*	5,369,659

Entertainment – 8.5%
466,510	Metro-Goldwyn-Mayer, Inc.*	5,458,167
782,621	Viacom, Inc. Class B*	34,724,894

		40,183,061

Hotel – 4.9%
1,465,600	Cendant Corp.*	23,273,728

Information Services – 6.4%
814,660	First Data Corp.	30,305,352

Internet – 13.3%
1,458,550	AOL Time Warner, Inc.*	21,455,270
330,400	Check Point Software Technologies Ltd.*	4,480,224
485,770	CheckFree Corp.*	7,597,443
1,121,200	Interwoven, Inc.*	3,419,660
510,290	Sabre Holdings Corp.*	18,268,382
350,324	TMP Worldwide, Inc.*	7,531,966

		62,752,945

Media – 20.4%
376,940	Cablevision Systems Corp.*	3,565,852
830,250	Cablevision Systems Corp.-Rainbow Media Group*	7,264,688
358,134	Clear Channel Communications, Inc.*	11,467,451
517,500	Cox Communications, Inc.*	14,257,125
295,600	EchoStar Communications Corp.*	5,486,336
1,644,500	Liberty Media Corp.*	16,445,000
514,400	Univision Communications, Inc.*	16,152,160
301,200	USA Interactive*	7,063,140
442,750	Westwood One, Inc.*	14,796,705

		96,498,457

Security/Asset Management – 4.5%
1,914,950	The Charles Schwab Corp.	21,447,440

Semiconductors – 8.7%
712,280	Integrated Circuit Systems, Inc.*	14,380,933
667,900	Intersil Corp.*	14,279,702
258,500	Texas Instruments, Inc.	6,126,450
295,200	Xilinx, Inc.*	6,621,336

		41,408,421

Wireless – 9.6%
4,509,030	Crown Castle International Corp.*	17,720,488
827,600	QUALCOMM, Inc.*	22,750,724
1,143,420	Sprint Corp. (PCS Group)*	5,111,087

		45,582,299

TOTAL COMMON STOCKS
(Cost $874,379,775)		$464,747,069

TOTAL INVESTMENTS BEFORE SECURITIES
LENDING COLLATERAL (Cost $874,379,775)		$464,747,069

Securities Lending Collateral – 5.3%
25,085,600	Boston Global Investment Trust - Enhanced Portfolio	$25,085,600

TOTAL SECURITIES LENDING COLLATERAL
(Cost $25,085,600)		$25,085,600

TOTAL INVESTMENTS
(Cost $899,465,375)		$489,832,669

*	Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

6      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

Assets:

Investment in securities, at value (identified cost $874,379,775)	$464,747,069
Securities lending collateral, at value	25,085,600
Receivables:
Investment securities sold	23,492,521
Fund shares sold	102,315
Reimbursement from investment adviser	22,785
Dividends	16,293
Securities lending income	2,171
Other assets	1,824

Total assets	513,470,578

Liabilities:

Due to Custodian	1,192,016
Payables:
Investment securities purchased	9,123,115
Fund shares repurchased	3,509,795
Amounts owed to affiliates	803,889
Payable upon return of securities loaned	25,085,600
Accrued expenses	221,635

Total liabilities	39,936,050

Net Assets:

Paid-in capital	2,073,551,621
Accumulated net investment loss	(6,508,804)
Accumulated net realized loss on investment transactions	(1,183,875,583)
Net unrealized loss on investments	(409,632,706)

NET ASSETS	$473,534,528

Net asset value, offering and redemption price per share:(a)
Class A	$4.97
Class B	$4.87
Class C	$4.86
Institutional	$5.03
Service	$4.96

Shares outstanding:
Class A	34,600,336
Class B	38,684,709
Class C	18,991,402
Institutional	4,122,885
Service	22,301

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	96,421,633

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $5.26. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.       7

 GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Statement of Operations
For the Six Months Ended June 30, 2002 (Unaudited)

Investment income:

Dividends	$62,721
Interest (including securities lending income of $8,607)	44,403

Total income	107,124

Expenses:

Management fees	3,438,481
Distribution and Service fees(a)	2,329,925
Transfer Agent fees(b)	626,942
Printing	77,753
Custodian fees	74,832
Registration fees	32,239
Professional fees	21,748
Trustee fees	4,374
Service Share fees	517
Other	106,652

Total expenses	6,713,463

Less — expense reductions	(97,535)

Net expenses	6,615,928

NET INVESTMENT LOSS	(6,508,804)

Realized and unrealized loss on investment transactions:

Net realized loss from investment transactions	(287,168,708)
Net change in unrealized loss on investments	(14,910,869)

Net realized and unrealized loss on investment transactions	(302,079,577)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(308,588,381)

(a)	Class A, Class B and Class C Shares had Distribution and Service fees of $310,920, $1,348,458 and $670,547, respectively.
(b)	Class A, Class B, Class C, Institutional Class and Service Class Shares had Transfer Agent fees of $236,299, $256,207, $127,404, $6,991 and $41, respectively.

8      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2002	Year Ended
	(Unaudited)	December 31, 2001
From operations:

Net investment loss	$(6,508,804)	$(22,028,559)
Net realized loss on investment transactions	(287,168,708)	(743,902,818)
Net change in unrealized gain (loss) on investments	(14,910,869)	187,355,778

Net decrease in net assets resulting from operations	(308,588,381)	(578,575,599)

From share transactions:

Proceeds from sales of shares	43,628,741	253,692,977
Cost of shares repurchased	(162,513,843)	(505,521,818)

Net decrease in net assets resulting from share transactions	(118,885,102)	(251,828,841)

TOTAL DECREASE	(427,473,483)	(830,404,440)

Net assets:

Beginning of period	901,008,011	1,731,412,451

End of period	$473,534,528	$901,008,011

Accumulated net investment loss	$(6,508,804)	$—

The accompanying notes are an integral part of these financial statements.       9

 GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Total	Net
	Net asset				distributions	asset
	value,	Net	Net realized	Total from	to shareholders	value,
	beginning	investment	and unrealized	investment	from net	end of
	of period	loss(c)	gain (loss)	operations	realized gains	period

FOR THE SIX MONTHS ENDED JUNE 30, (Unaudited)

2002 - Class A Shares	$7.91	$(0.05)	$(2.89)	$(2.94)	$—	$4.97
2002 - Class B Shares	7.77	(0.07)	(2.83)	(2.90)	—	4.87
2002 - Class C Shares	7.77	(0.07)	(2.84)	(2.91)	—	4.86
2002 - Institutional Shares	7.98	(0.04)	(2.91)	(2.95)	—	5.03
2002 - Service Shares	7.89	(0.05)	(2.88)	(2.93)	—	4.96

FOR THE YEARS ENDED DECEMBER 31,

2001 - Class A Shares	11.90	(0.13)	(3.86)	(3.99)	—	7.91
2001 - Class B Shares	11.79	(0.20)	(3.82)	(4.02)	—	7.77
2001 - Class C Shares	11.78	(0.20)	(3.81)	(4.01)	—	7.77
2001 - Institutional Shares	11.97	(0.09)	(3.90)	(3.99)	—	7.98
2001 - Service Shares	11.88	(0.13)	(3.86)	(3.99)	—	7.89

2000 - Class A Shares	19.25	(0.20)	(6.94)	(7.14)	(0.21)	11.90
2000 - Class B Shares	19.20	(0.33)	(6.87)	(7.20)	(0.21)	11.79
2000 - Class C Shares	19.19	(0.33)	(6.87)	(7.20)	(0.21)	11.78
2000 - Institutional Shares	19.25	(0.13)	(6.94)	(7.07)	(0.21)	11.97
2000 - Service Shares	19.23	(0.21)	(6.93)	(7.14)	(0.21)	11.88

FOR THE PERIOD ENDED DECEMBER 31,

1999 - Class A Shares (commenced October 1)	10.00	(0.05)	9.30	9.25	—	19.25
1999 - Class B Shares (commenced October 1)	10.00	(0.08)	9.28	9.20	—	19.20
1999 - Class C Shares (commenced October 1)	10.00	(0.08)	9.27	9.19	—	19.19
1999 - Institutional Shares (commenced October 1)	10.00	(0.03)	9.28	9.25	—	19.25
1999 - Service Shares (commenced October 1)	10.00	(0.05)	9.28	9.23	—	19.23

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

						Ratios assuming no
						expense reductions

	Net assets			Ratio of				Ratio of
	at end of	Ratio of		net investment		Ratio of		net investment		Portfolio
Total	period	net expenses to		loss to		expenses to		loss to		turnover
return(a)	(in 000s)	average net assets		average net assets		average net assets		average net assets		rate

(36.92)%	$172,030	1.50	%(b)	(1.47	)%(b)	1.53	%(b)	(1.50	)%(b)	17%
(37.19)	188,315	2.25	(b)	(2.22	)(b)	2.28	(b)	(2.25	)(b)	17
(37.19)	92,353	2.25	(b)	(2.22	)(b)	2.28	(b)	(2.25	)(b)	17
(36.84)	20,727	1.10	(b)	(1.07	)(b)	1.13	(b)	(1.10	)(b)	17
(37.01)	110	1.60	(b)	(1.57	)(b)	1.63	(b)	(1.60	)(b)	17

(33.53)	325,639	1.50		(1.37)		1.50		(1.37)		24
(34.10)	345,170	2.25		(2.12)		2.25		(2.12)		24
(34.04)	173,860	2.25		(2.12)		2.25		(2.12)		24
(33.33)	56,030	1.10		(0.97)		1.10		(0.97)		24
(33.59)	309	1.60		(1.40)		1.60		(1.40)		24

(37.24)	664,994	1.50		(1.13)		1.50		(1.13)		82
(37.65)	621,790	2.25		(1.88)		2.25		(1.88)		82
(37.67)	339,431	2.25		(1.88)		2.25		(1.88)		82
(36.88)	104,631	1.10		(0.74)		1.10		(0.74)		82
(37.28)	566	1.60		(1.29)		1.60		(1.29)		82

92.50	575,535	1.50	(b)	(1.29	)(b)	1.79	(b)	(1.58	)(b)	16
92.00	537,282	2.25	(b)	(2.04	)(b)	2.54	(b)	(2.33	)(b)	16
91.90	329,135	2.25	(b)	(2.05	)(b)	2.54	(b)	(2.34	)(b)	16
92.50	68,275	1.10	(b)	(0.88	)(b)	1.39	(b)	(1.17	)(b)	16
92.30	53	1.60	(b)	(1.35	)(b)	1.89	(b)	(1.64	)(b)	16

 GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Notes to Financial Statements
June 30, 2002 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Internet Tollkeeper Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Securities for which quotations are not readily available, are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Securities Transactions and Investment Income — Securities transactions are recorded as of the trade date. Realized gains and losses on sales of investments are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Interest income is determined on the basis of interest accrued, premium amortized and discount earned.

     Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust which do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro-rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees. Shareholders of Service Shares bear all expenses and fees paid to service organizations.

D. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gain distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as from net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

E. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodian.

F. Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund. Under the Agreement, GSAM, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee, calculated daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
     Goldman Sachs has voluntarily agreed to limit “Other Expenses” for the Fund (excluding Management fees, Service Share fees, Distribution and Service fees, Transfer Agent fees and expenses, litigation and indemnification costs, taxes, interest, brokerage commissions, and extraordinary expenses) to the extent such expenses exceed 0.06% of the average daily net assets of the Fund. For the six months ended June 30, 2002, the adviser reimbursed approximately $96,000. In addition, the Fund has entered into certain expense offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2002, the custody fees were reduced by approximately $2,000 under such arrangements.
     Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $28,000 for the six months ended June 30, 2002.
     The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
     The Trust, on behalf of the Fund, has adopted a Service Plan and Shareholder Administration Plan. These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount up to 0.25% and 0.25%, respectively (on an annualized basis), of the average daily net asset value of the Service Shares.
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Fees charged for such Transfer Agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     At June 30, 2002, the Fund owed approximately $431,000, $294,000 and $79,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the six months ended June 30, 2002, were $118,421,441 and $255,092,495, respectively. For the six months ended June 30, 2002, Goldman Sachs earned approximately $480 of brokerage commissions from portfolio transactions.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through its securities lending agent, Boston Global Advisers (BGA) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. The loans are collateralized at all times with cash and/or

 GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Notes to Financial Statements (continued)
June 30, 2002 (Unaudited)

5. SECURITIES LENDING (continued)
securities with a market value at least equal to the securities on loan. As with the other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2002 is reported parenthetically on the Statement of Operations. A portion of this amount ($2,129) represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2002, BGA earned approximately $1,500 in fees earned as securities lending agent. At June 30, 2002, the Fund loaned securities having a market value of $23,584,088 collateralized by cash in the amount of $25,085,600, which was invested in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware Business Trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940 and is managed by GSAM. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. At June 30, 2002, there were no outstanding securities on loan to Goldman Sachs.

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the six months ended June 30, 2002, the Fund did not have any borrowings under this facility.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of the most recent fiscal year end, December 31, 2001, the capital loss carryforward and certain timing differences on a tax basis were as follows:

Timing differences (i.e., post-October losses)	$(27,449,500)
Capital loss carryforward	(856,035,902)
Capital loss carryforward year of expiration	2009

At June 30, 2002, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax Cost	$887,601,248

Gross unrealized gain	35,315,425
Gross unrealized loss	(458,169,604)

Net unrealized security loss	$(422,854,179)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

8. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended		For the Year Ended
	June 30, 2002 (Unaudited)		December 31, 2001

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,397,876	$34,088,325	13,863,504	$134,745,968
Shares repurchased	(11,971,587)	(77,066,285)	(28,574,363)	(250,586,649)

	(6,573,711)	(42,977,960)	(14,710,859)	(115,840,681)

Class B Shares
Shares sold	721,065	4,870,078	3,732,350	36,347,875
Shares repurchased	(6,448,140)	(40,108,466)	(12,077,861)	(105,374,054)

	(5,727,075)	(35,238,388)	(8,345,511)	(69,026,179)

Class C Shares
Shares sold	470,864	3,120,121	2,310,270	22,293,442
Shares repurchased	(3,868,374)	(24,357,311)	(8,739,449)	(77,419,537)

	(3,397,510)	(21,237,190)	(6,429,179)	(55,126,095)

Institutional Shares
Shares sold	220,274	1,548,483	6,143,919	60,260,767
Shares repurchased	(3,116,767)	(20,868,720)	(7,866,098)	(72,007,048)

	(2,896,493)	(19,320,237)	(1,722,179)	(11,746,281)

Service Shares
Shares sold	239	1,734	4,373	44,925
Shares repurchased	(17,035)	(113,061)	(12,870)	(134,530)

	(16,796)	(111,327)	(8,497)	(89,605)

NET DECREASE	(18,611,585)	$(118,885,102)	(31,216,225)	$(251,828,841)

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FUNDS PROFILE
Goldman Sachs Funds
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Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and more than $319 billion in assets under management as of June 30, 2002 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 40 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.
GLOBAL SECTOR INTERNATIONAL EQUITY DOMESTIC EQUITY FIXED INCOME MONEY MARKET
Higher Risk/Return Lower Risk/Return
ASSET ALLOCATION PORTFOLIOS SPECIALTY
Global Sector Funds
Consumer Growth Fund Financial Services Fund Health Sciences Fund Infrastructure and Resources Fund Technology Fund
International Equity Funds
Asia Growth Fund Emerging Markets Equity Fund International Growth Opportunities Fund Japanese Equity Fund European Equity Fund International Equity Fund CORESM International Equity Fund
Domestic Equity Funds
Small Cap Value Fund CORESM Small Cap Equity Fund Mid Cap Value Fund Growth Opportunities Fund Research Select FundSM Strategic Growth Fund Capital Growth Fund Large Cap Value Fund Growth and Income Fund CORESM Large Cap Growth Fund CORESM Large Cap Value Fund CORESM U.S. Equity Fund CORESM Tax-Managed Equity Fund
Specialty Funds
Internet Tollkeeper FundSM Real Estate Securities Fund
Asset Allocation Funds
Balanced Fund Asset Allocation Portfolios
Fixed Income Funds
High Yield Fund High Yield Municipal Fund Global Income Fund Core Fixed Income Fund Municipal Income Fund Government Income Fund Short Duration Tax-Free Fund Short Duration Government Fund Ultra-Short Duration Government Fund* Enhanced Income Fund
Money Market Funds1
1 An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The Goldman Sachs Research Select FundSM, Internet Tollkeeper FundSM and CORESM are service marks of Goldman, Sachs & Co.
* Effective July 1, 2002, the Adjustable Rate Government Fund was renamed the Ultra-Short Duration Government Fund.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005
TRUSTEES
Ashok N. Bakhru, Chairman David B. Ford Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke
OFFICERS
Gary D. Black, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Howard B. Surloff, Secretary
GOLDMAN, SACHS & CO.
Distributor and Transfer Agent
GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser
Visit our internet address: www.gs.com/funds
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.
Holdings listed are as of 6/30/02 and are not indicative of future holdings.
Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.
The Fund’s participation in the initial public offering (IPO) market during its initial start-up phase may have had a magnified impact on the Fund’s performance because of its relatively small asset base at start-up. As the Fund’s assets grow, it is probable that the effect of IPO investments on the Fund’s performance will not be as significant.
The Fund is subject to greater risk of loss as a result of adverse economic business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.
The Fund invests in “Internet Tollkeeper” companies, and its net asset value may fluctuate substantially over time. Because the Fund concentrates its investments in Internet Tollkeeper companies, the Fund’s performance may be substantially different from the returns of the broader stock market and of “pure” Internet funds. Past performance is not an indication of future returns and, depending on the timing of your investment, you may lose money even if the Fund’s past returns have been positive.
Goldman, Sachs & Co. is the distributor of the Fund.
Goldman Sachs Internet Tollkeeper Fund is a service mark of Goldman, Sachs & Co.
Copyright 2002 Goldman, Sachs & Co. All rights reserved. Date of first use: August 29, 2002
02-1568/TOLLSAR/147.3K/8-02